SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 30, 2003

Morgan Stanley

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-11758 (Commission File Number)	36-3145972 (I.R.S. Employer Identification Number)

1585 Broadway, New York, New York 10036 (Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (212) 761-4000

Not Applicable

(Former name or former address, if changed since last report)

Item 5.    Other Events

The Securities and Exchange Commission (the “SEC”) recently issued Regulation G and amended Item 10 of Regulation S-K concerning the use of non-GAAP financial measures. These regulations became effective March 28, 2003. Subsequent to its last fiscal year ended but prior to the effective date of the regulations, Morgan Stanley (the “Company”) filed its Annual Report on Form 10-K for the fiscal year ended November 30, 2002 (the “Form 10-K”) and two Current Reports on Form 8-K (the “Current Reports”) that included financial information. In anticipation of the filing of one or more registration statements under the Securities Act of 1933 that will incorporate such reports by reference, the Company is filing this Current Report on Form 8-K solely for the purpose of conforming certain information included in the Form 10-K and the Current Reports to the new requirements of Regulation G and Item 10 of Regulation S-K.

Reconciliation for certain information disclosed on page 23 of the Form 10-K for the fiscal year ended November 30, 2002:

Reconciliation of Return on Average Common Shareholders’ Equity for Fiscal 2001

(unaudited)

Twelve Months Ended November 30, 2001
Return on average common shareholders’ equity:
Return on average common shareholders’ equity before extraordinary item and cumulative effect of accounting change	18.5%
Extraordinary item (1)	(0.2%)
Cumulative effect of accounting change (2)	(0.3%)

Return on average common shareholders’ equity	18.0%

(1)	Represents extraordinary loss on the early extinguishment of debt.
(2)	Represents the effects of an accounting change adopted in the first quarter of fiscal 2001 with respect to the accounting for derivative instruments and hedging activities associated with Statement of Financial Accounting Standards (“SFAS”) No. 133.

On page 51 of the Form 10-K, the Company disclosed its total assets, adjusted assets and leverage ratios at November 30, 2001. Balance sheet leverage ratios are one indicator of capital adequacy when viewed in the context of a company’s overall liquidity and capital policies. The Company views the adjusted leverage ratio as a relevant measure of financial risk when comparing financial services firms and evaluating leverage trends. This ratio is adjusted to reflect the low-risk nature of assets attributable to matched resale agreements, certain securities borrowed transactions and segregated customer cash balances. In addition, the adjusted leverage ratio reflects the deduction from shareholders’ equity of the amount of equity used to support goodwill, as the Company does not view this amount of equity as available to support its risk capital needs. Set forth below is a reconciliation of the Company’s adjusted assets at November 30, 2001.

Reconciliation of Adjusted Assets

(unaudited, dollars in millions, except ratio data)

Balance at November 30, 2001
Total assets	$482,628
Less:
Lesser of securities purchased under agreements to resell or securities sold under agreements to repurchase	(54,618)
Assets recorded under certain provisions of SFAS No. 140	(13,963)
Lesser of securities borrowed or securities loaned	(36,776)
Segregated customer cash and securities balances	(37,676)
Goodwill	(1,438)

Adjusted assets	$338,157

Shareholders’ equity	$20,716
Preferred securities subject to mandatory redemption	1,210
Less: Goodwill	(1,438)

Tangible shareholders’ equity	$20,488

Leverage ratio(1)	23.6 x

Adjusted leverage ratio(2)	16.5 x

(1)	Leverage ratio equals total assets divided by tangible shareholders’ equity.
(2)	Adjusted leverage ratio equals adjusted assets divided by tangible shareholders’ equity.

Reconciliation for certain information disclosed on pages 6, 7, F-7, F-10 and F-12 of Exhibit 99.1 of the Company’s Current Report on  Form 8-K dated December 19, 2002 and page 4 and pages 13, 14, 19, 20, 24 and 25 of the financial section of Exhibit 99.1 of the Company’s Current Report on Form 8-K dated March 20, 2003:

The data below is presented on both a “managed” loan basis and as reported under generally accepted accounting principles (“owned” loan basis). Managed loan data assumes that the Company’s securitized loan receivables have not been sold and presents the results of the securitized loan receivables in the same manner as the Company’s owned loans. The Company operates its Credit Services business and analyzes its financial performance on a managed basis. Accordingly, underwriting and servicing standards are comparable for both owned and securitized loans. The Company believes that managed loan information is useful to investors because it provides information regarding the quality of loan origination and credit performance of the entire managed portfolio and allows investors to understand the related credit risks inherent in owned loans and retained interests in securitizations. In addition, investors often request information on a managed basis, which provides a meaningful comparison to industry competitors. Certain reclassifications have been made to prior period amounts to conform to the current presentation.

The following tables provide a reconciliation of certain managed and owned basis statistical data (period-end and average loan balances, interest yield, interest spread, net charge-off rates, and 30- and 90-day delinquency rates) for the periods indicated.

Reconciliation of General Purpose Credit Card Loan Data

(unaudited, dollars in millions)

	Twelve Months Ended November 30, 2002
	Period End		Interest Yield	Interest Spread	Net Charge-offs	Delinquency Rate
General Purpose Credit Card Loans:		Average				30 Days	90 Days
Managed	$51,143	$49,835	12.64%	8.71%	6.19%	5.96%	2.66%
Securitized	28,990	29,176	13.79%	10.78%	6.29%	6.45%	2.85%

Owned	$22,153	$20,659	11.03%	5.74%	6.06%	5.32%	2.41%

	Twelve Months Ended November 30, 2001
	Period End		Interest Yield	Interest Spread	Net Charge-offs	Delinquency Rate
General Purpose Credit Card Loans:		Average				30 Days	90 Days
Managed	$49,332	$49,432	13.45%	7.88%	5.36%	6.85%	3.02%
Securitized	29,678	29,147	14.66%	9.54%	5.70%	7.32%	3.21%

Owned	$19,654	$20,285	11.73%	5.47%	4.86%	6.15%	2.73%

Reconciliation of General Purpose Credit Card Loan Data

(unaudited, dollars in millions)

	Quarter Ended February 28, 2003
			Interest Yield	Interest Spread	Net Charge-offs	Delinquency Rate
General Purpose Credit Card Loans:	Period End	Average				30 Days	90 Days
Managed	$51,811	$52,802	11.78%	8.36%	6.17%	6.33%	2.95%
Securitized	30,964	30,497	13.61%	10.96%	6.63%	6.82%	3.17%

Owned	$20,847	$22,305	9.26%	4.73%	5.55%	5.60%	2.63%

	Quarter Ended November 30, 2002
			Interest Yield	Interest Spread	Net Charge-offs	Delinquency Rate
General Purpose Credit Card Loans:	Period End	Average				30 Days	90 Days
Managed	$51,143	$50,239	12.45%	8.62%	5.95%	5.96%	2.66%
Securitized	28,990	28,598	13.78%	10.84%	6.03%	6.45%	2.85%

Owned	$22,153	$21,641	10.69%	5.59%	5.83%	5.32%	2.41%

	Quarter Ended August 31, 2002
			Interest Yield	Interest Spread	Net Charge-offs	Delinquency Rate
General Purpose Credit Card Loans:	Period End	Average				30 Days	90 Days
Managed	$49,677	$49,344	12.86%	8.91%	6.07%	5.72%	2.49%
Securitized	28,225	29,261	13.40%	10.41%	6.07%	5.98%	2.57%

Owned	$21,452	$20,083	12.09%	6.68%	6.07%	5.37%	2.38%

	Quarter Ended May 31, 2002
			Interest Yield	Interest Spread	Net Charge-offs	Delinquency Rate
General Purpose Credit Card Loans:	Period End	Average				30 Days	90 Days
Managed	$49,377	$49,379	12.64%	8.72%	6.35%	5.63%	2.65%
Securitized	29,543	29,017	13.73%	10.71%	6.50%	5.91%	2.76%

Owned	$19,834	$20,362	11.08%	5.81%	6.15%	5.23%	2.49%

	Quarter Ended February 28, 2002
			Interest Yield	Interest Spread	Net Charge-offs	Delinquency Rate
General Purpose Credit Card Loans:	Period End	Average				30 Days	90 Days
Managed	$49,569	$50,396	12.63%	8.61%	6.40%	6.75%	3.12%
Securitized	29,431	29,838	14.25%	11.15%	6.53%	7.29%	3.36%

Owned	$20,138	$20,558	10.28%	4.87%	6.21%	5.96%	2.79%

	Quarter Ended November 30, 2001
			Interest Yield	Interest Spread	Net Charge-offs	Delinquency Rate
General Purpose Credit Card Loans:	Period End	Average				30 Days	90 Days
Managed	$49,332	$48,964	13.48%	8.82%	5.84%	6.85%	3.02%
Securitized	29,678	29,856	14.65%	10.78%	5.90%	7.32%	3.21%

Owned	$19,654	$19,108	11.65%	5.66%	5.75%	6.15%	2.73%

The following tables provide a reconciliation of certain managed and owned basis income statement data (merchant and cardmember fees, servicing fees, other revenues, interest revenues, interest expense and provision for consumer loan losses) for the periods indicated.

Reconciliation of Managed Income Statement Data

(unaudited, dollars in millions)

	Twelve Months Ended
	Nov. 30, 2002	Nov. 30, 2001
Merchant and cardmember fees:
Managed	$2,110	$2,000
Securitization adjustment	690	651

Owned	$1,420	$1,349

Servicing fees:
Managed	$—	$—
Securitization adjustment	2,079	1,904

Owned	$2,079	$1,904

Other:
Managed	$80	$91
Securitization adjustment	49	90

Owned	$31	$1

Interest revenue:
Managed	$6,474	$6,929
Securitization adjustment	4,061	4,336

Owned	$2,413	$2,593

Interest expense:
Managed	$1,937	$2,747
Securitization adjustment	887	1,511

Owned	$1,050	$1,236

Provision for consumer loan losses:
Managed	$3,170	$2,714
Securitization adjustment	1,834	1,662

Owned	$1,336	$1,052

Reconciliation of Managed Income Statement Data

(unaudited, dollars in millions)

	Quarter Ended
	Feb. 28, 2003	Nov. 30, 2002	Aug. 31, 2002	May 31, 2002	Feb. 28, 2002	Nov. 30, 2001
Merchant and cardmember fees:
Managed	$547	$542	$525	$516	$527	$543
Securitization adjustment	184	170	166	169	185	195

Owned	$363	$372	$359	$347	$342	$348

Servicing fees:
Managed	$—	$—	$—	$—	$—	$—
Securitization adjustment	567	523	510	506	540	567

Owned	$567	$523	$510	$506	$540	$567

Other:
Managed	$54	$3	$25	$36	$16	$(2)
Securitization adjustment	57	3	13	19	14	(1)

Owned	$(3)	$—	$12	$17	$2	$(1)

Interest revenue:
Managed	$1,580	$1,606	$1,643	$1,614	$1,611	$1,696
Securitization adjustment	1,034	994	997	1,012	1,058	1,103

Owned	$546	$612	$646	$602	$553	$593

Interest expense:
Managed	$441	$475	$483	$480	$499	$562
Securitization adjustment	202	214	221	222	230	290

Owned	$239	$261	$262	$258	$269	$272

Provision for consumer loan losses:
Managed	$842	$749	$777	$812	$832	$771
Securitization adjustment	506	430	445	472	487	440

Owned	$336	$319	$332	$340	$345	$331

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Morgan Stanley (Registrant)

By:	/s/ DAVID S. MOSER
David S. Moser, Principal Accounting Officer

Date:  May 30, 2003